UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                         April 30, 2004 (April 29, 2004)
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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                 1-11178                    13-3662955
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   (State or Other            (Commission File No.)        (I.R.S. Employer
   Jurisdiction of                                          Identification
    Incorporation)                                                No.)

237 Park Avenue
New York, New York                                        10017
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  (Address of Principal                                 (Zip Code)
   Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

         On April 30, 2004, Revlon, Inc. ("Revlon") issued a press release announcing that approximately 97% of the total issued and outstanding principal amount of 12% Senior Secured Notes due 2005 (the "Notes") issued by Revlon Consumer Products Corporation ("RCPC"), a wholly owned subsidiary of Revlon, have been tendered in connection with RCPC's tender offer and consent solicitation commenced on April 16, 2004. The amount of Notes tendered represents a sufficient number of consents to certain amendments to the indenture governing the Notes. RCPC, the guarantors of RCPC's obligations under the Notes, and the trustee for the Notes have executed a supplemental indenture which will become operative upon the consummation of RCPC's offer to purchase the Notes. The supplemental indenture is attached as Exhibit 4.33 and is incorporated herein by reference.

         The above events and related matters are further described in the press release dated April 30, 2004, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)      Exhibit No.                Description
         -----------                -----------

        4.33 First Supplemental Indenture, dated as of April 29, 2004, between Revlon Consumer Products Corporation, the Guarantors, and Wilmington Trust Company, as Trustee, relating to Revlon Consumer Products Corporation's 12% Senior Secured Notes due 2005 (incorporated by reference to Exhibit
                                    4.33 of the Current Report on Form 8-K of
                                    Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on April 30, 2004).

        99.1                        Press Release, dated April 30, 2004.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REVLON, INC.


                                              By:   /s/  Robert K. Kretzman
                                                 --------------------------
                                              Robert K. Kretzman
                                              Executive Vice President, General
                                              Counsel and Chief Legal Officer


Date: April 30, 2004

                                  EXHIBIT INDEX

       Exhibit No.                  Description
       -----------                  -----------

        4.33 First Supplemental Indenture, dated as of April 29, 2004, between Revlon Consumer Products Corporation, the Guarantors, and Wilmington Trust Company, as Trustee, relating to Revlon Consumer Products Corporation's 12% Senior Secured Notes due 2005 (incorporated by reference to Exhibit
                                    4.33 of the Current Report on Form 8-K of
                                    Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on April 30, 2004).

        99.1                        Press Release, dated April 30, 2004.